                                                                    EXHIBIT 10.6


This Lease, dated the                                    12th day of April 1994.

Between   RESEARCH PARK
          194 Nassau Street, Princeton, New Jersey 08542

                         hereinafter referred to as the Landlord, and

          PRINCETON TELECOM CORPORATION
          395 Wall Street, Princeton, New Jersey 08540

                                          hereinafter referred to as the Tenant,
WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of Montgomery County of Somerset and State of New Jersey.

General office space consisting of 4,475 square feet, using exterior dimensions, and being located in Building 151-175 Wall Street, Research Park and being more particularly described as 165 Wall Street.

     SEE ADDENDUM "B" FOR LOCATION OUTLINED IN RED.

  The term of this demise shall be for Three (3) Years beginning June 1, 1994 and ending May 31, 1997.

  The rent for the demised term shall be -- ONE HUNDRED SIXTY-ONE THOUSAND ONE HUNDRED DOLLARS ____________________ (161,100.00), which shall accrue at the yearly rate of

                   $53,700.00 per year for years 1 through 3.

  The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in instalments as follows:

              $4,475.00 per month per year for years 1 through 3

at the office of Research Park, 194 Nassau Street, Princeton, NJ 08542 or as may be otherwise directed by the Landlord in writing.

              THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

  First. -- The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

  Second. -- The Tenant covenants and agrees to use the demised premises as a general office use only,


and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

  Third. -- The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

  Fourth. -- The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which consent shall not be unreasonably withheld.

  Fifth. -- The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

  Sixth. - In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

  Seventh. - The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

  Eighth. - The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

  Ninth. - *Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water and sewer by the Landlord; gas by the Landlord; electricity by the Landlord; heat by the Landlord; refrigeration by the N/A; hot water by the Landlord. Equipment maintenance, replacement of equipment and yearly service of equipment which supplies heat, air and electric to the demised premises covered by this lease are to be paid for by the Landlord. *See Paragraph 39th.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason. See Paragraph 41st.

  Tenth. - The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

  Eleventh. - In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be required within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

  Twelfth. - The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

  Thirteenth. - No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

See Paragraph 42nd

  Fourteenth. - This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord any instrument which may be deemed necessary or desirable by the Landlord, to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance. See Paragraph 53rd.

  Fifteenth. - In the event of the sale by the Landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

  Sixteenth. - The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

  Seventeenth. - In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

  Eighteenth. -- All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices for the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may form time to time designate in writing.

  Nineteenth. -- It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

  Twentieth. -- In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

  Twenty-first. -- If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

  Twenty-second. -- The Tenant has this day deposited with the Landlord the sum of $8,950.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

  Twenty-third. -- Any dispute arising under this lease shall be settled by arbitration. Then Landlord and tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

  Twenty-fourth. -- No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

  Twenty-fifth. -- The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

  Twenty-sixth. -- All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

  Twenty-seventh. -- This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

  Twenty-eighth. -- This instrument may not be changed orally.

  Twenty-ninth. -- See Addendum "A" attached hereto and made a part hereof.

  Thirtieth. -- See Addendum "A" attached hereto and made a part hereof.

  Thirty-first. -- Intentionally left blank.



  IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals
the day and year first above written.      RESEARCH PARK

Witness:                                By: /s/ Jeffrey H. Sands      (SEAL)
                                        ------------------------------------
                                        Jeffrey H. Sands    Landlord

/s/ Althea Brower                       By
--------------------------------        ------------------------------------
ATTEST:                                 PRINCETON TELECOM CORPORATION

                                        By:  /s/ D.C. Licciardello    (SEAL)
--------------------------------        ------------------------------------
Name:  Althea Brower                                Tenant
Title:                                  Name:  D.C. Licciardello
                                        Title: President

                                    GUARANTY

     In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:_____________________             ___________________(SEAL)

        _____________________             ___________________(SEAL)

Date:________________________


                                     LEASE
                  ==========================================
                                 RESEARCH PARK
                                                    Landlord

                                      to

                         PRINCETON TELECOM CORPORATION


                                                    TENANT
                  ==========================================

                  Premises leased: General office space consisting of 4,475 square feet, using exterior dimensions, and being located in building 151-175 Wall Street, Research Park and being more particularly described as 165 Wall Street.


From:    June 1, 1994
     ---------------------------
To:  May 3, 1997
     ---------------------------

                    ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

  For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after _____________________unto_______________________ heirs, successors, and assigns, the demised premises to be used and occupied for __________________ and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness:_________________________              _________________________(SEAL)
        _________________________              _________________________(SEAL)
Date:____________________________

  In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee,


hereby assumes and agrees from and after_____________________to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:_________________________              __________________________(SEAL)
        _________________________              __________________________(SEAL)

Date:____________________________

                             CONSENT TO ASSIGNMENT

The undersigned Landlord hereby consents to the assignment of the within lease to______________________ on the express conditions that the original Tenant______________________, the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                                         ______________________
                                                                Landlord
Date:______________________                              By____________________

                             ADDENDUM "A" TO LEASE
                             ---------------------

32nd - It is understood and agreed that the Tenant will provide its own janitorial service for the leased premises, which also includes the bathrooms.

33rd - It is understood and agreed that the Landlord is responsible for building structural defects. The Tenant is responsible for trash removal and shall obtain a dumpster for same at Tenant's sole cost. Further, should the Tenant not maintain the building or remove the trash, then in that event, the Landlord is hereby authorized to make the necessary repairs and remove the trash, then add the cost of same plus 15% to the following month's rent which will be considered part of that month's rent under the terms of this lease.

34th - The Tenant upon vacating the demised premises will leave the premises as it found them subject to normal wear and tear.

35th - It is understood and agreed that a late charge of 5% of the current month's rent will be paid by the Tenant should its rent not be received by the Landlord on or before the 10th day of the month for which the rent covers; further, a second late charge of 5% of the current month's rent will be paid by the Tenant if its rent is not received by the 20th day of the month for which the rent covers; thus making a total of 10%.

36th - It is understood and agreed that this lease can be cancelled at the option of the Landlord should the Tenant be thirty (30) days or more in arrears with its rent, any other monies due the Landlord or should the Tenant not keep the premises in a neat and tidy condition, that is to say, the Tenant shall not place trash, cartons, etc. to the rear of the premises. Tenant is obligated to obtain or share a dumpster from a local disposal company and bear the cost of same.

37th - Tenant agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of the Tenant to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the landlord might suffer or incur by reason of any default of the Tenant or failure on its part to comply with the covenants of this lease and also any and all damages of the demised premises caused by any act or neglect of the Tenant.

38th - All required fire extinguishers will be the responsibility of the Tenant.

39th - The Landlord will assume the cost of replacing any air conditioning compressor or boiler that cannot be repaired. This cost will be added to the common area maintenance charge for the entire Park. The Landlord shall be responsible for all other heating and air conditioning repairs, maintenance, and replacement of parts including the total cost of same, as set forth in Paragraph 9.

40th - All Tenant renovations must be done in a good, work-

                           ------------------------

manlike and orderly fashion and shall be of such nature as to not adversely affect the safety or structural soundness of the building.

41st - No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building, its appliances or services.

42nd - Signage is confined to Tenant's front entrance door and/or exterior glass door only. All signs must use one color for lettering and may not exceed an overall size of 4" high by 20" in length unless Tenant requests and receives prior written approval from Landlord. No sign may be fastened, attached or adhered to any door in such a manner as to mar or damage said door.

43rd - The sidewalks, entrances, passages, stairway or halls shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the demised premises.

44th - No awnings, air conditioning units or other projections shall be attached to the outside of the building or windows without the prior written consent of the Landlord.

45th - The skylights, windows and doors that reflect or admit light and air into the halls, or other public places in the building shall not be covered or obstructed by any Tenant.

46th - The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no rubbish, rags, chemicals or other substance shall be thrown therein. All damages resulting from any misuse of fixtures shall be borne by the Tenant who, or whose employees, agents, visitors or licensees shall have caused the same.

47th - No Tenant shall mark, paint, drill into or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Landlord.

48th - Chair mats must be used under all desks and chairs. Tenant shall be responsible for any damage to the carpet should it not utilize the above chair mats.

49th - No Tenant shall make, or permit to be made, any unseemly or disturbing noises, objectionable odors or disturb or interfere with occupants of this or neighboring premises or those having business with them. No Tenant shall permit animals to be brought or kept on the premises.

50th - Equipment or machinery shall be placed in approved settings to absorb or prevent any noise, odor or annoyance.

51st - No Tenant shall place a load upon any floor of the building exceeding the floor loads per square foot area which such floor was designed to carry and all floor loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight.

                           ------------------------

52nd - Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

53rd - This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

54th - Tenant understands that the square foot figures quoted in this lease are determined by measuring the area using exterior dimensions. Front to rear dimensions are measured from outside wall to outside wall and side to side dimensions are middle of wall to middle of wall, except in circumstances where a side wall is an exterior wall and measurements are then taken from the outside of the walls. Common areas are included on a percentage basis and include common hallways, lobbies, stairways, etc.

55th - Tenant agrees to supply Landlord with its most current financial statements at the time of or prior to the full execution of this lease. Landlord has five (5) days to re view the financial statements and either terminate or continue with this lease. If the Landlord does not respond within the five (5) day period, the Landlord's option to terminate this lease, based on the financial statements, is voided.

56th - Tenant shall obtain and keep in full force and effect during the term of this lease at its own cost and expense Public Liability Insurance, such insurance to afford protection in an amount of not less than $1,000,000. for injury or death to any one person, $1,000,000. for injury or death arising out of any one occurrence, and $1,000,000. for damage to property, protecting and naming the Landlord and the Tenant as insureds against any and all claims for personal injury, death or property damage occurring in, upon, adjacent, or connected with the Demised Premises and any part thereof. Tenant shall pay all premiums and charges therefore and upon failure to do so Landlord may, but shall not be obligated to, make such payments and in such latter event the Tenant agrees to pay the amount thereof to Landlord on demand and said sums shall be deemed to be additional rent and in each instance collectible on the first day of any month following the date of notice to Tenant in the same manner as though it were rent originally reserved hereunder, together with interest thereon at the rate of three points in excess of prime rate from the Chase Manhattan Bank, N.A., as same may change from time to time (the "Interest Rate"). Tenant will use its best efforts to include in such public liability insurance policy a provision to the effect that same will be non-cancelable, except upon reasonable advance written notice to Landlord. The original insurance policies or appropriate certificates shall be deposited with the Landlord together with any renewals, replacements or endorsements to the end that said insurance shall be in full force and effect for the benefit of the Landlord during the term of this lease. In the event Tenant shall fail to produce and place such insurance, the Landlord may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be refunded by Tenant to the Landlord upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of pay-

                           ------------------------

ment by Landlord, in the same manner as though said sums were additional rent reserved hereunder together with interest thereon at the rate of three points in excess of prime rate of the Chase Manhattan Bank, N.A., as same may change from time to time.

57th - It is understood and agreed by all parties hereto that Hilton Realty Co. of Princeton is the Broker in this lease and shall receive the recognized real estate commission covering all monies to be paid on this lease from the Landlord, and furthermore, shall receive a real estate commission on any and all renewals of this lease. It is hereby agreed that the Tenant is not obligated to pay any commission involved in the leasing of the premises. It is also known to all parties that George H. Sands and Jeffrey H. Sands are partners in Hilton Realty Co. of Princeton.

58th - Landlord and Tenant each acknowledge that the commencement date is based upon Landlord's present best estimate of said date, but shall in no manner be construed as a firm date and Landlord's inability to deliver possession on or about the date set forth herein shall not give rise to Tenant having any right to claim any damages whatsoever that may result from a postponement of the anticipated commencement date.

59th - The Tenant agrees to accept the space "AS IS", except Landlord agrees to supply the following: New carpeting throughout; fresh paint throughout (Tenant understands that certain areas will be painted over existing wallpaper and Tenant agrees to accept same); new ceiling tiles and light lenses, where necessary; mini blinds; windows shall be cleaned and in good repair; walls and doorways as shown on Addendum "B" attached hereto and made a part hereof. Further, the Landlord agrees to replace the wallpaper, ceiling tiles, and toilet seats in three of the four bathrooms (all except the bathroom marked with an "X", which the Tenant agrees to lease "AS IS"). The Tenant shall be responsible for any replacement of light bulbs as may become necessary during the term of this lease. Landlord agrees to have all lighting systems in operational order upon occupancy by Tenant.

60th - Commencing six (6) months after the beginning of this lease, the Tenant shall be granted a right of first refusal to lease the adjacent space to the south of the 4,475 square feet area called for herein, or any other vacant space in the building. Should Landlord receive a signed letter of intent on vacant space, Landlord shall give notice to Tenant that Landlord has received a letter of intent to lease the area and Tenant shall have five (5) working days in which to formally notify Landlord of Tenant's intent to exercise its right of refusal or to relinquish same. Should Landlord not receive notice back from Tenant within said five (5) day period, Landlord shall deem Tenant's right of first refusal for the space to be void and of no effect. Should Tenant exercise its right to lease the space, Tenant agrees to enter into a lease for the space within ten (10) days of Landlord's receipt of Tenant's notice exercising Tenant's right to lease the space. The rent and other terms for the additional space shall be as stated in the letter of intent executed by the third party. Notwithstanding the above, the Landlord and Tenant agree that the lease period shall be a minimum of three (3) years and that the existing lease between the Landlord and Tenant shall be extended to provide a lease term of a minimum of three (3) years to correspond with the lease term of the additional space. All of the above notices shall

                           ------------------------

be sent by certified mail with return receipt requested. Attached hereto as Addendum "D" is the list of tenant expirations for the building in which this leased premises is located.

61st - Landlord and Tenant understand and agree that the Landlord, upon Tenant's reaching a total leased area of 7,979 square feet in the building, shall improve the exterior area of building 151-175 as seen on the attached diagram labeled Addendum "C".

62nd - The Landlord agrees to supply the Tenant with three (3) reserved spaces as shown on the attached diagram labeled Addendum "B-2".

63rd - The Landlord understands that the Tenant is desirous of occupying the space called for herein prior to the June 1, 1994 commencement date found on the front page of the lease and Landlord agrees to use its best efforts in accommodating Tenant with an earlier occupancy date. Should Landlord be successful in completing the improvements, as called for above, and Tenant occupies prior to June 1, 1994, the rent shall be pro rated and paid by Tenant as due upon occupancy.

64th - The Landlord agrees to provide the space to the Tenant on or before May 31, 1994, providing the Tenant has executed this lease on or before April 1, 1994. Assuming the Tenant executes this lease timely, the Landlord agrees that should it not have the premises ready for the Tenant's occupancy on or before May 31, 1994, due to no fault of the Tenant, the Landlord agrees to provide two (2) days of free rent for each day past May 31, 1994, the premises is not delivered. The Landlord and Tenant agree that the above applies to interior improvements only and not for any exterior improvements.

65th - Notwithstanding the above, Tenant agrees to accept the electric service which supplies electric to the demised space called for herein, in an "AS IS" condition.

                                [BLUE PRINT "A"]

                                [BLUE PRINT "B"]

                                [BLUE PRINT "C"]

                                    RIDER 2
                                    -------

                         BUILDING 151-175 WALL STREET
                         ----------------------------


CONSULTATION ON CHURCH UNION  1,790 Square Feet
                              -----------------
1st Floor-151 Wall Street
Lease Expires  May 31, 1999

NETTECH SYSTEMS  4,720 Square Feet
                 -----------------
2nd Floor-152 Wall Street
04/01/94- 03/31/96- No Option

VACANT  2,770 Square Feet
        -----------------
1st Floor-161 Wall Street
Leased by Tenant 6/95

CHAZIN & BELLER  1,865 Square Feet
                 -----------------
2nd Floor-168 Wall Street
03/01/94- 02/28/94
Two -One Year Options

VACANT  7504 Square Feet
        ----------------
2nd Floor-170 Wall Street

APPLIED ENGINEERING & TECHNOLOGY  Square Feet Increased prior to signed
                                  -------------------------------------
2nd Floor-174 Wall Street
02/01/94- 09/30/98- No Options

FRANK PLAMIERI, ATTORNEY    734 Square Feet
                            ---------------
1st Floor-175 Wall Street
07/01/93- 06/30/94
One-One Year Option
Leased by Tenant 6/95

                                [BLUE PRINT "D"]

                             ADDENDUM "C" TO LEASE


BETWEEN:        RESEARCH PARK
                (Landlord)

AND:            PRINCETON TELECOM CORPORATION
                (Tenant)

DATED:          April 12, 1994

LOCATION:       165 Wall Street, Princeton, NJ


The Landlord and Tenant agree to amend the above referenced lease and any addendums thereto, as follows:

1. Upon Tenants expanding its leased area beyond 6,000 square feet, Landlord agrees to allow Tenant to locate a sign at the entryway to 175 Wall Street. Said sign shall be approved by Landlord for size, color, style and location prior to any installation of same and shall be allowed only after Tenant has expanded its leased area into the space now occupied by the attorney at 175 Wall Street.

2. In reference to Paragraph 36, the Tenant is not obligated to obtain a dumpster so long as Tenant removes all its trash from the site.

3. The Landlord agrees to supply occupancy of the 4,475 square foot space called for above within thirty (30) days of signing the lease. The Landlord agrees that should it not have the space ready for the Tenant's occupancy within said thirty
(30) days, due to no fault of the Tenant, the Landlord agrees to provide two (2) days of free rent for each day past the thirty (30) days that the premises is not delivered. The Tenant understands that the Landlord shall have forty-five
(45) days from the signing of the lease to complete the improvements to the kitchen area, including plumbing. Such free rent credit shall be deducted from the first lease payment.

4. In reference to paragraph 59, Landlord agrees to replace the carpet throughout the 4,475 square foot area, except the right front office area where there currently exists an upgraded blue carpet, which Tenant agrees to accept and Landlord agrees to shampoo and clean. The fixtures in the bathrooms shall be clean and operational, except for the bathroom marked with an "X" on Addendum "B", which shall be accepted by the Tenant in an "AS IS" condition. Landlord shall install new ceiling tiles in three bathrooms and supply the ceiling tiles to Tenant for the 4th bathroom marked with the "X". Mini blinds shall be supplied on all windows in the leased area, except the three (3) front windows located on the right side which currently have verticle blinds. Tenant agrees to accept the verticle blinds as exist.

5. All holes shall be spackled and painted. Landlord shall remove all telephone jacks and spackle prior to painting.

6. All baseboard-hot water heat registers will be repaired, where necessary, and all registers will be painted.

7. All offices which currently have hinges shall have doors installed.

8. All lights shall be in good working order.

9. The Tenant agrees to select upgraded doors for the closet, as shown on the plan within five (5) days of the signing of the lease. The cost of the upgraded doors, over and above the cost of Landlord's standard door, shall be paid for by the Tenant and installed by the Landlord.

                           ------------------------

10. Should Tenant make changes to the electrical system, Tenant understands that it shall be responsible for same and Landlord shall not be responsible for the electric equipment subsequent thereto.

11. Landlord and Tenant understand that Landlord has paid for the cost of Architectural sketches outlining improvements to the north end exterior of building at 151-175 Wall Street, which are attached hereto as Rider 1. The improvements include the following:

1. Railing at first floor roof line
2. Landscaping on north side of the building
3. Dry-vit on second floor facing north
4. Exterior lighting on either side of front entrance
5. New double doors
6. Replace electric room door with tinted glass door if allowed by code
7. Facia to be wrapped with new material chosen by Landlord

The above improvements shall be installed by Landlord upon the expansion of Tenant into a minimum of 7,200 square feet and shall be paid for by the Landlord. The above improvements shall commence only after Princeton Telecom has leased a total area of greater than 7,200 square feet, including the 7,200 square foot area presently leased by the attorney. The improvements shall be completed in 90 days provided they commence between May 1 and Sept. 1.

12. The Landlord hereby grants unto the Tenant an option to lease all other space, either occupied or vacant, within the building at 151-175 Wall Street. The Tenant is hereby supplied a list of lease expirations, including options, representing existing tenants who occupy space in the building at 151-175. The Tenant must serve written notice, sent Certified Mail, Return Receipt Requested to Landlord eight (8) months prior to the expiration of any lease for which space Tenant is desirous of leasing. The above list is attached hereto as Rider
2. It is understood by Landlord and Tenant that at any time during the term of this lease, should Tenant exercise its option to expand into any available space within the building, as specifically outlined in paragraph 60th of Addendum "A" and paragraph 12 of Addendum "C", a new three (3) year term shall commence upon the occupancy by the Tenant of the expansion space. It is further understood that the rent shall be paid by Tenant based upon the then current rent of the original three (3) year lease term if the expansion takes place during said original three (3) year term. Upon the expiration of the original three (3) year term, the rent 91-3 shall increase from $12.00 per square foot to $13.75 per square foot and the rent shall continue to be based upon $13.75 per square foot for the fourth, fifth and sixth years starting from the original lease commencement date. For example, should the Tenant elect to lease additional space at the end of the second year, the rent shall be $12.00 per square foot for the entire leased area for year one (1) of the new three (3) year term and $13.75 per square foot for the entire leased area for years two (2) and three
(3). For any rental term after the end of the sixth year, the rent shall be based upon the then current market rent at Research Park. The Tenant agrees that should it exercise its right to expand within the building at any time during the term of this lease, it must take on the additional area(s) on a suite-by-suite basis. Landlord agrees to repaint any of the expansion areas and further agrees to replace the carpet and paint the 734 square foot area presently occupied by the attorney at 175 Wall Street.

                           ------------------------

13. The Landlord and Tenant understand that there currently exists a lease between the Landlord and an attorney for 734 square feet located at 175 Wall Street, to the North End single floor structure of the building. Landlord has an option to relocate the attorney, should the Landlord be successful in leasing to an adjacent Tenant an area of 6,000 square feet or more. Upon notice from Princeton Telecom that it is desirous of expanding its 4,475 square foot leased area beyond the 6,000 square foot threshold referenced above, Landlord shall notify the attorney that Landlord is exercising its option to relocate. Should the cost to relocate the attorney be greater than $2,500.00 or should the attorney file a law suit against Landlord affecting Landlord's option to relocate, the Tenant agrees delay its expansion into the 734 square foot area occupied by the attorney until the lease with the attorney expires on June 30, 1995. There shall be no liability to the Landlord if the Tenant is not permitted to occupy the 734 square feet until June 30, 1995, due to the actions of the attorney presently occupying the space.

14. In reference to paragraph 39th of Addendum "A" it is understood that the Tenant is not responsible for paying any common area maintenance as it is included in the rent.

15. Notwithstanding what is stated in paragraph Third of the lease, the Landlord waives its lien rights against the Tenant's furniture, fixtures and other personal items belonging to the Tenant.

16. In reference to paragraph Fifteenth of the lease, it is hereby deleted.

17. In reference to paragraph Seventeenth, the "ten days" stated in the third line is deleted and "30 days" is inserted in its place.

18. Notwithstanding the above, the security deposit of $6,712.50 shall be due upon the signing of this lease.

Where the above conflicts with the above referenced Lease and any Addendums thereto, this Addendum "C" shall supersede. Where no conflicts occur, the above Lease and any Addendums thereto shall remain in full force and effect.


WITNESS:                                RESEARCH PARK
                                        (Landlord)

/s/ Altitea Brower                      /s/ Jeffrey H. Sands
-----------------------------           ------------------------------
                                            Jeffrey H. Sands


ATTEST:                                 PRINCETON TELECOM CORPORATION
                                        (Tenant)

                                        /s/ D.C. Licciardello
-----------------------------           ------------------------------
Name:  Altitea Brower                   Name:  D.C. Licciardello
Title:                                  Title: President

DATED:   April 12, 1994.

                            ADDENDUM "D"  TO LEASE

BETWEEN:   RESEARCH PARK  (Landlord)

AND:       PRINCETON TELECOM CORPORATION  (Tenant)

DATED:     April 12, 1994

LOCATION:  165 Wall Street, Princeton, NJ

The Landlord and Tenant agree to amend the above-referenced lease and any addendums thereto, as follows:

1. As contemplated by paragraph 12 of Addendum "C", Tenant hereby elects to lease an additional 2,770 square feet commencing on June 5, 1995 as shown on
Section III of Addendum "B-1". Addendum "B-1" annexed hereto and incorporated herein hereby supersedes Addendum "B" attached to the lease as it pertains to the additional space to be leased by Tenant in accordance with this Addendum "D". Landlord hereby waives the requirement that Tenant furnish Landlord with eight (8) months prior notice sent Certified Mail-Return Receipt Requested to elect its option to lease the additional 2,770 square feet.

Notwithstanding anything to the contrary set forth in paragraph 11 of Addendum "C" to the lease, Landlord at Landlord's sole cost shall by June 5, 1995:

a. Install two openings between the existing and new space to code and relocate one wall as shown on Addendum "B-1". Carpeting to be patched, not replaced as necessary.

b.  Paint the additional 2,770 square feet of interior space;

c.  Replace broken or stained ceiling tiles as necessary;

d.  Existing bathroom to be delivered in good condition and repair;

e. Landlord shall have one additional day beyond June 5, 1995 to deliver possession of the additional 2,770 square feet with the above work completed for each day after May 17, 1995 tenant does not deliver the signed lease to Landlord.

2. It is further understood that when Landlord delivers possession of the additional 2,770 square feet, Tenant shall put the electric in its name and pay the electric charges for such space which shall be separately metered until the later of (1) 90 days after Landlord delivers possession of the 734 square feet, plus one extra day for each day after June 5, 1995 that Landlord delivers the additional 2,770 square feet to Tenant subject to paragraph 1.e above, or (ii) Landlord substantially completes the improvements set forth in paragraph 4 below, on which date the electric charges will be included in the rent which shall increase to $12.00 per square foot per year on the total 7,979 square feet which equals $7,979.00 per month until further increased as set forth below (7,979 square feet x $12.00 per square foot per year).

The rent of $12.00 per square foot on the 7,979 square feet (the original space and the additional 3,504 square feet) shall increase to $13.75 per square foot per year commencing September 1, 1997 through and including September 30, 1998, which shall accrue at the yearly rate of One Hundred and Nine Thousand Seven Hundred and Eleven 20/100 Dollars ($109,711.20) payable monthly in advance on the first day of each calendar month in equal monthly installments of Nine Thousand One Hundred and Forty-Two and 60/100 Dollars ($9,142.60).

3. As contemplated in paragraph 13 of Addendum "C", the lease between Landlord and an attorney for 734 square feet located at 175 Wall Street is scheduled to expire by its terms on June 30, 1995. Tenant is desirous of expanding its premises into the 734 square feet commencing on July 10, 1995 or earlier at Landlord's option as shown on Section I of Addendum "B-1" annexed hereto and incorporated herein.

4. Notwithstanding anything to the contrary in paragraph 11 and paragraph 12 of Addendum "C", Landlord, at Landlord's sole cost, will only install those improvements to the premises and the north end exterior of the building at 151-175 Wall Street (shown on Rider 1 attached to Addendum "C" and reattached to and incorporated herein as Rider 1) as set forth below:

    a. Recarpet and paint the 734 square feet interior space with new carpet of Landlord's standard style and color (color to be cbosen by Tenant) on or before July 10, 1995;

    b.  Install double glass doors entering the premises by July 10, 1995;

    c. Relandscape the north side of the building in Landlord's reasonable discretion on or before July 10, 1995;

    d.  Install Dry-vit on the second floor of the north side of the building;

    e. Install an opening and a walkway and step between the existing and the additional 734 square foot space in connection with the grade change between the two spaces as shown on Section I of Addendum "B-1" on or before July 10, 1995;

    f.  Install a railing at the first floor roof line;

    g.  Install exterior lighting on either side of the front entrance;

    h. Replace the electric room door with a tinted glass door if allowed by code;

    i. Facia on the north end of the building to be wrapped with new material chosen by Landlord;

    j. Install a wall in the existing bathroom area servicing the adjacent tenant to furnish Tenant with one additional bathroom to be delivered in good condition and repair as shown on Section III of Addendum "B-1";

    k.  Replace broken or stained ceiling tiles as necessary;

    l. Except as set forth above, Tenant agrees to accept the additional 734 square feet and 2,770 square feet "AS IS".

                           ------------------------

5. Commencing on the date Landlord delivers possession of the 734 square feet to Tenant, the rent shall increase from $4,475.00 per month to $5,209.00 per month ($12.00 per square foot x 5,209 square feet) until further increased pursuant to paragraph 2 above.

6. Landlord will not in any event be liable, nor will Tenant be entitled to any abatement or setoff or deduction for rent, nor will the obligations of Tenant under the lease be affected in any manner whatsoever, for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the premises, or any part thereof, by reason of Landlord performing the work contemplated herein.

7. As contemplated by paragraph 60th of Addendum "A" and paragraph 12 of Addendum "C" to the lease, a new three (3) year term shall commence on October 1, 1995.

8. Upon Tenant's occupancy of both the 2,770 square feet and the 734 square feet Tenant shall deposit an additional $3,504.00 security deposit which represents an addtional on month's security deposit on the additional 3,504 square feet (734 square feet + 2,770 square feet x $12.00 per square foot per year divided by 12 months) for a total security deposit of $12,454.00.

9. Tenant reserves the right to confirm the measurement of the additional 2,770 square foot and 734 square foot spaces pursuant to Paragraph 54th of Addendum "A" to the lease. If such additional spaces do not conform to the standard of measurement set forth in Paragraph 54th of Addendum "A" to the lease, the rent will be adjusted accordingly.

Where the above conflicts with the above referenced lease and any Addendums thereto, this Addendum "D" shall supercede. Where no conflicts occur, the above lease and any addendums thereto shall remain in full force and effect.

     WITNESS:                                    RESEARCH PARK
                                                 (Landlord)

                                                 /s/Jeffrey H. Sands
     ________________________                    ________________________
                                                 Jeffrey H. Sands


     ATTEST:                                     PRINCETON TELECOM CORPORATION
                                                 (Tenant)

                                                 /s/D.C. Licciardello
     ________________________                    ________________________
     Name:  Althea Brower                        Name:  D.C. Licciardello,
     Title:  5/19/95                             Title:  President

                  ADDENDUM "E" DATED July 3rd, 1997 TO LEASE

BETWEEN:    RESEARCH PARK (LANDLORD)

AND:        PRINCETON TELECOM CORPORATION (TENANT)

DATED: April 12, 1994, as amended through Addendum "D" dated May 19, 1995

LOCATION:   165 Wall Street


Landlord and Tenant agree to amend the above referenced lease as follows:

1. As contemplated by paragraph 12 of Addendum "C" to the Lease, Tenant hereby elects to lease an additional 1,790 square feet by expanding its premises into the adjacent space ("Additional Space") known as 151 Wall Street shown in blue on Addendum "B-2" annexed hereto and incorporated herein. Addendum "B-2" is in addition to Addendum "B-1" attached to Addendum "D" to the Lease as it relates to the Additional Space to be leased by Tenant as set forth herein. Landlord hereby waives the requirement that Tenant furnish Landlord with eight
(8) months prior notice of its election to lease the Additional Space.

2. The Tenant hereby extends its lease term for the current 7,979 square foot area and the additional 1,790 square foot area referenced above, for a total leased area of 9,769 square feet. The new five (5) year term referenced herein shall commence September 1, 1997 and terminate August 31, 2002.

3. The rent for the entire 9,769 square feet area consisting of the 7,979 square foot space and the additional 1,790 square foot space shall be as follows:

First Year - September 1, 1997 - August 31, 1998 $99,643.80
annually/$8,303.65 per month;
Second Year - September 1, 1998 - August 31, 1999 $104,528.30
annually/$8,710.69 per month;
Third Year - September 1, 1999 - August 31, 2000 $109,412.80
annually/$9,117.73 per month;
Fourth Year - September 1, 2000 - August 31, 2001 $114,297.30
annually/$9,524.77 per month;
Fifth & Final Year - September 1, 2001 - August 31, 2002 $119,181.80 annually/$9,931.82 per month.

All of the above rent figures are gross and are inclusive of rent, taxes, insurance and maintenance, however all utilities including electric, heat, air conditioning and service for same shall be placed in the name of the Tenant, no later than September 1, 1997. The Tenant shall be responsible for heating and air conditioning repairs, maintenance, and replacement of parts including the total cost of same except if such repairs are due to the negligence of the Landlord, its employees, contractors or agents. Should the compressor and/or boiler need replacement, the Landlord shall be responsible for same.

4. Tenant agrees to accept the total area of 9,769 square fee in an "AS IS". The Landlord agrees to give the Tenant a credit of $2,500.00 off its first month rent as referenced above and due September 1, 1997, in lieu of any work Tenant

                           ------------------------

plans in the 1,790 square foot space. All improvements to be completed and paid for by Tenant at its sole cost.

Tenant agrees that any improvements Tenant constructed to the current 7,979 square foot premises or any improvements that Tenant may construct to the existing 7,979 square foot area and the additional 1,790 square foot space, as permitted in the Lease, shall be constructed to meet all code and other governmental requirements, at Tenant's expense. Tenant agrees to secure Landlord's approval in writing prior to the commencement of any work in its space.

5. Tenant acknowledges that Landlord, at its cost, relocated the prior Tenant who occupied the 1,790 square foot space, Consultation in Church Union, to another space in Research Park. In consideration for same and as an inducement for Consultation in Church Union to relocate, Landlord paid Consultation in Church Union's relocation expense in the amount of $1,500.00. Princeton Telecom agrees to reimburse the Landlord $1,500.00 for this above referenced cost upon the signing of this addendum.

6. Landlord and Tenant acknowledge that paragraph 60 concerning the right of first refusal in Addendum "A" to Lease and paragraph 13 of Addendum "C" to Lease are intentionally deleted due to Tenant having either taken such space or having previously decided not to take the space and said space had been relet to another Tenant. Landlord and Tenant further agree that Rider 2 to the Lease is revised to reflect that the only remaining space available to Tenant from this date forward with respect to Tenant's option to lease other space in the building at 151-175 Wall Street, is as follows:

(1) Nettech Systems - 4,720 square feet
                      Second Floor
                      152 Wall Street
                      4/01/94-6/30/97 - Currently in a six (6) months extension due to expire 12/31/97- no option to extend the lease exists.

(2) Applied Engineering & Technology -
                      1,313 square feet
                      Second Floor
                      174 Wall Street
                      Lease Expires 3/31/99 - no option to extend the lease exists.

(3) American Civil Liberties Union Foundation -
                      Second Floor
                      168 Wall Street
                      Occupying 730 Square Feet
                      Lease expiring 3/31/98 - Tenant has two (1) one year options. First option period 4/1/98 through 3/31/99; second option period 4/l/99 through 3/31/2000. Three (3) months notice required.

(4) William Wolfe, Architect
                      168 Wall Street
                      Second Floor
                      Currently occupying 1,035 square feet, one year lease term which expires 4/15/98, Tenant has one - (1) year option.

                           ------------------------

There currently exists a vacant space of 1,167 square feet on the second with an address of 170 Wall Street.

7. The Tenant shall be granted a right of first refusal to lease the space as referenced above currently occupied and/or vacant in the building. The Tenant shall have five (5) working days in which to formally notify Landlord of Tenants intent to exercise its right of first refusal or to relinquish same, after receiving written notice from Landlord, certified mail, return receipt requested, that Landlord has received an offer from a prospective Tenant for said space referenced above. Should Landlord not receive return notice from Tenant within said five (5) days period, Landlord shall deem Tenants right of first refusal for the space to be void and of no effect. Should Tenant exercise its right to lease the space, Tenant agrees to enter into a lease for the space within ten (10) days of Landlord's receipt of Tenants notice exercising Tenant's right to lease the space. Should Tenant choose to exercise its right of first refusal to lease the space referenced herein, the rent and term shall coincide with the then-current rent as spelled out in Paragraph 3 above, increase annually as shown further in Paragraph 3 and the term of the additional space shall run concurrent and expire August 31, 2002. The space shall be leased in an "AS IS" condition.

8. Tenant has as of this date previously deposited with the Landlord $10,216.50, which shall be held by Landlord as the security deposit as referenced in paragraph 22nd of the lease above.

9. Upon the signing of this addendum the landlord shall release the keys for the 1,790 square foot space as called for above to tenant. It is contemplated that the Tenant will be completing improvements to the 1,790 square foot space which should take approximately three weeks. Upon Tenants occupancy of the 1,790 square foot space again, which is contemplated to be approximately three weeks after the signing of this agreement, Tenant agrees to commence paying rent for the 1,790 square foot space which shall be based upon a monthly rent of $1,521.50. The Tenant agrees to immediately place the electric and gas meters which service the 1,790 square foot space into its name and pay for same.

Where the above conflicts with the above referenced Lease and any Addenda thereto, this Addendum "E" shall supersede. Where no conflicts occur, the above Lease and any Addenda thereto shall remain in full force and effect.


WITNESS:                               RESEARCH PARK
/s/ W.P. Hill                          By:  /s/ Jeffrey H. Sands
----------------------------           -------------------------------
                                                Jeffrey H. Sands



WITNESS:                               PRINCETON TELECOM CORPORATION

/s/ Kathleen A. Rose                   By:  D.C. Licciardello
----------------------------           -------------------------------

                               [BLUE PRINT "E"]



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